UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

INDUSTRIAL SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On May 3, 2010, Industrial Services of America, Inc. (the "Company") announced the declaration of a 3-for-2 stock split, to be effected by a 50% stock dividend.  The Company will be effecting the 3-for-2 stock split by issuing the stock dividend to holders of record as of May 17, 2010, payable May 31, 2010.   The announcement relating to the stock split is attached as Exhibit 99.1 to this Report on Form 8-K.

In addition, on April 29, 2010, the Company announced that Harry Kletter, the Company's Chairman and Chief Executive Officer, will be presenting at Taglich Brothers' 7th Annual Small Cap Equity Conference on Tuesday, May 4th, at 3:30 PM.  The Conference will take place at the New York Athletic Club in New York City.  The announcement relating to the May 4th presentation is attached as Exhibit 99.2 to this Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.     Description

99.1                 Press release dated May 3, 2010

99.2                 Press release dated April 29, 2010

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: May 4, 2010	By:	/s/ Alan L. Schroering
Alan L. Schroering
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.     Description

99.1                 Press release dated May 3, 2010

99.2                 Press release dated April 29, 2010